UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
__________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 15, 2009
Date of Earliest Event Reported:  April 15, 2009
__________________________

NURX PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)
__________________________

Nevada	0-26694	87-0681500
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

18 Technology, Suite 130
Irvine, CA  92618
 (Address of Principal Executive Offices) (Zip Code)

(949) 336-7111
(Registrant’s telephone number,
including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 15, 2009, NuRx Pharmaceuticals, Inc. (the “Company”) entered into an Amendment to Consulting Agreement, effective as of April 1, 2009, which amended the existing Consulting Agreement between the Company and SOQ Inc., dated May 31, 2007 (the “Consulting Agreement”).  SOQ Inc. is a company owned by Dr. Parkash Gill, a Director of the Company and Chairman of the Company’s Scientific Advisory Board.  The amendment changes the term of the Consulting Agreement from five years to “at-will”, allowing either party to terminate the Consulting Agreement immediately upon written notice to the other party, with or without “Cause” or “Good Reason”.  The Consulting Agreement was also amended to eliminate the automatic renewal of the agreement each year for an additional one-year period.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On April 15, 2009, the Company entered into an Amendment to Employment Agreement, effective as of April 1, 2009, which amended the existing Employment Agreement, dated May 31, 2007, between the Company and Dr. Harin Padma-Nathan, President and Chief Executive Officer of the Company.  The amendment changes the term of Dr. Padma-Nathan’s employment agreement from five years to “at-will”, allowing either the Company or Dr. Padma-Nathan to terminate the employment agreement immediately upon written notice to the other party, with or without “Cause” or “Good Reason”.   The employment agreement was also amended to eliminate the automatic renewal of the agreement each year for an additional one-year period.

On April 15, 2009, the Company entered into an Amendment to Employment Agreement, effective as of April 1, 2009, which amended the existing Employment Agreement, dated May 25, 2007, between the Company and Dr. Rosh Chandraratna, Chief Scientific Officer of the Company.  The amendment changes the term of Dr. Chandraratna’s employment agreement from five years to “at-will”, allowing either the Company or Dr. Chandraratna to terminate the employment agreement immediately upon written notice to the other party, with or without “Cause” or “Good Reason”.   The employment agreement was also amended to eliminate the automatic renewal of the agreement each year for an additional one-year period.

The foregoing descriptions of the amendments to the Consulting Agreement and employment agreements are summary in nature and qualified in their entirety by copies of such agreements, copies of which are filed as exhibits hereto.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit	Description
99.1	Amendment to Consulting Agreement by and between the Registrant and SOQ Inc.
99.2	Amendment to Employment Agreement by and between the Registrant and Dr. Harin Padma-Nathan
99.3	Amendment to Employment Agreement by and between the Registrant and Dr. Rosh Chandraratna

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NURX PHARMACEUTICALS, INC.

Date: April 21, 2009	By:	/s/ Steven Gershick
Steven Gershick
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Amendment to Consulting Agreement by and between the Registrant and SOQ Inc.
99.2	Amendment to Employment Agreement by and between the Registrant and Dr. Harin Padma-Nathan
99.3	Amendment to Employment Agreement by and between the Registrant and Dr. Rosh Chandraratna